Exhibit 99.1
Investor Day May 4, 2011 1

Agenda Introduction Bob Bannon — Director, IR Strategic Review Murray Kessler Chairman, President & CEO Break Litigation / Regulatory Ron Milstein Overview SVP, General Counsel Financial Strategy David Taylor EVP, Chief Financial Officer Q&A All 2

Safe Harbor Disclaimer You are cautioned that certain statements made in this presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect”, “intend”, “plan”, “anticipate”, “estimate”, “believe”, “will be”, “will continue”, “will likely result”, and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., and could cause actual results to differ materially from those anticipated or projected. Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.’s various filings with the Securities and Exchange Commission (“SEC”). These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well. Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based. This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.’s statutory forward-looking-statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard Inc.’s Form 10-K and Form 10-Q filings with the SEC.

Murray S. Kessler Chairman, President and Chief Executive Officer 4

Who is Lorillard? 5

By the Numbers • Third largest tobacco company in the U.S. • 2010 Net sales — $5.9 billion • 2010 Operating profit — $1.7 billion • 2010 Earnings per share — $6.78 • $3.5 billion cash returned to shareholders in first 2.5 years as a stand-alone public company • 2,700 employees Source: Lorillard 2010 10-K. 6

Strong Brand Portfolio Is Led By Newport Newport® Brand 2010 Lorillard Net Sales Breakdown by Brand Others 10% #1 Menthol Brand in U.S 2010 Sales: $5.9 billion 35% share of menthol marketarket #2 Cigarette Brand in U.S. 10.5% share of market Newport Primary Driver of Profitabilityy 90% Other Brands 2010 Menthol Segment Share of Total Market Maverick & Old Gold — Value brands Maverick — Fourth fastest growing brand in Menthol U.S. 29.6% Old Gold — Double digit annual growth from regional strength Lorillard = 37% of Discount brands 13.7% of LO shipments Menthol Market Source: Management Science Associates, Inc. domestic shipment data. 7

Newport Has Two of the Top Five SKU’s in the Cigarette Category Q1 2011 Year % Rank Packing Units (B) Chg 1 Marlboro Gold King Box 6.47 -9.6 2 Marlboro King Box 4.25 -6.9 3 Newport Menthol King Box 3.29 -3.4 4 Newport Menthol 100 Box 3.06 10.3 5 Marlboro Gold 100 Box 1.93 -13.9 Source: Lorillard proprietary retail database (“EXCEL”). 8

By Key Measures Lorillard has Beaten the Competition Altria Reynolds Cigarettes revenue CAGR (‘07-’10) 7.3% -1.2% -2.9% Cigarettes volume CAGR (‘07-’10) +1.5% -7.0% -7.4% Cigarettes market share change (‘07-’10) +2.3 pts. -2.6 pts. -1.8 pts. Source: Company filings. 9

Regarding Volume, it’s Been No Comparison! Volume Change 2005 — 2010 (Billions of Units) 10 +2.2 Altria Reynolds 0 -10 -20 -30 -30 -40 -50 -45 Source: Company filings. 10

Industry Week Ranked Lorillard the 2010 “Best Manufacturing Company” in America

2011 Is Off to a Good Start Q1 2011 Change vs. Q1 2010 Total Unit Volume +9.5% Net Sales +12.9% Lorillard Retail Market Share +1.5 pts. Net Income +6.9% Earnings Per Share +14.0% Source: Lorillard Q1 earnings release, April 26, 2011. 12

But Lorillard Is A Lot More Than Numbers! 13

250 Years of Tradition

newport pleasure

Superior Products Superior & Consistent Advertising 16

A Net Promoter Score (NPS) Is a Leading Way to Measure Brand Strength “How likely is it that you would recommend product X to a friend or colleague?” Responses are classified into promoters, passives and detractors Extremely Extremely Likely Unlikely 10 9 8 7 6 5 4 3 2 1 0 Promoter Passive Detractor Net Promoter score = % Promoters minus % Detractors 17 Source: 2010 Lorillard Adult Consumer Survey.

Newport Has a Very High Net Promoter Score NPS Score Newport Cigarettes Cigars Chewing Gum Breath Mint Overall CPG Coffee Beverage Average Average Average Average Average Average Average Source: 2010 Lorillard Adult Consumer Survey and research company benchmarks. 18

And a Unique Consumer Franchise Index to U.S. Demographic Overview Newport Menthol Non-Menthol Male 111 99 117 Female 90 101 84 Large Metro 121 105 89 Non-Metro 65 90 133 Northeast 173 123 85 South 108 121 110 Midwest 97 98 108 West 29 48 88 White 49 78 120 African American 447 259 20 Source: 2008 National Survey on Drug Use and Health (NSDUH), 2010 GFK Mediamark Research & Intelligence. 19

Managed at Retail by a Dedicated Sales Force • Nearly 1,000 people strong • Calling on more than 250,000 stores • Executing retail promotions, point-of-sale advertising, retail contracts • We believe the best relationships in the industry 20

Produced by World-Class Manufacturing • 38 billion cigarettes per year • 760 million cigarettes per week • 152 million per day • Now 24 hours per day With a 99.99% Delivery Accuracy 21

Using Proprietary Tobacco Sourcing and Blends • 65 to 75 million pounds sourced annually • From 7 countries around the world • The Lorillard “Blends” — Only the Best • Aged up to two years before production 222

Therefore, Entered Strategic Planning Process From a Position of Strength • Superior Financials • Strong Brand Equity • Superior Product • Strong Organization 23

Followed a Robust and Thorough Process Customer Input NACS AWMA Shareholder Key Customers Consumer Input Input Proprietary survey Met with 60% of Ongoing consumer panels active shareholders Strategic Review Analytics Regulator Input Retail pricing trends Segment analysis Political Leaders Competitive analysis Director of CTP Employee Input Secondary research Lorillard Organizational Survey 24

Addressed the Following Key Questions: 1. Can we sustain our core business success? 2. Can we grow beyond our current core business? 3. Do we have the capabilities to successfully pursue additional growth opportunities? 4. Will the litigation or regulatory environment impact this potential? 5. Can we continue to deliver industry-leading returns? 25

Question #1 Can we sustain our core business success?

Lorillard Narrowly Competes within the Domestic Tobacco Industry U.S. Tobacco Market Segmentation

Overall, Domestic Cigarette Volume Continues to Decline

Lorillard Competes Within this Declining Market With a Unique Product Portfolio

And Maintains a Strong Leadership Position With Full-Flavor Menthol Cigarettes 2010 Total: 288B Units Premium Premium Premium Premium Full Flavor Non-Full Flavor Full Flavor Non-Full Flavor Discount Menthol Menthol Non-Menthol Non-Menthol 46B Units 21B Units 47B Units 97B Units 78B Units Newport Share: Newport Share: Maverick Share: 63% 11% 5.8% Flavor Strength FF NFF FF NFF Flavor Type Menthol Non-Menthol Price Category Premium Discount (all segments) 30 Source: Lorillard proprietary retail database (“EXCEL”).

Further Segmentation by Geography Illustrates Our Core 2010 Total: 288B Units Premium Premium Full Flavor Non-Full Flavor Premium Premium Menthol Menthol Full Flavor Non-Full Flavor Discount Core Markets 30B Total Units 12B Total Units Non-menthol Non-Menthol 78B Units Newport Share: Newport Share: 18B Total Units 43B Total Units 74% 17% 16B Units 9B Units Maverick Share: Non-Core Markets Newport Share: Newport Share: 29B Units 54B Units 5.8% 41% 3% Flavor Strength FF NFF FF NFF Flavor Type Menthol Non-Menthol Price Category Premium Discount (all segments) 31 Source: Lorillard proprietary retail database (“EXCEL”).

The Segments Where We are Strongest Are Dramatically Outperforming Most Other Segments Volume Change 2005 — 2010 Volume FF M FF M NFF M NFF M FF NM FF NM NFF NM NFF NM (Billion Units) Core Non-Core Core Non-core Core Non-Core Core Non-Core Discount -1 1 -3 -5 -10 -9 -13 -16 -17 ‘05 — ‘10 CAGR -0.4% +0.8% -6.6% -5.6% -8.6% -5.3% -6.3% -4.2% -3.6% Source: Lorillard proprietary retail database (“EXCEL”). 32

It Is Volume Stability of the Core and Our Stability in the Core That Has Driven Our Success Premium Full-Flavor Menthol, Core States Volume (Units) 32.7B 32.7B 32.9B 30.5B 30.2B 100% All 80% Other 60% 40% Newport Newport Newport Newport Newport 20% 0% 2006 2007 2008 2009 2010 Newport Share of Premium Full-Flavor 71% 71% 72% 72% 73% Menthol Core States 33 Source: Lorillard proprietary retail database (“EXCEL”).

Our Strong Brand and Consistent Support Drives Our Stability Consumer-preferred Product Priced Competitively 50-year Campaign 34

For Example, Newport Outperforms on All Critical Product Perceptions in the Core Six Most Important Decision Criteria for a Premium Brand Newport Ranking vs. Consumer Feedback Competition* Has the strength of flavor I most like #1 Has the best taste #1 Tastes the same every time #1 The brand I’ve smoked for years #1 Always tastes fresh #1 Smokes the same every time #1 * Based on the frequency with which adult smokers affirmatively described their respective brands as having each of the six Source: 2010 Lorillard Adult Consumer Survey. attributes among Newport, Marlboro Menthol, Camel Menthol, 35 All references to consumers or smokers refer to adult consumers and adult smokers Kool, Salem in Core Newport markets.

Newport Leads Along All Phases of the Adoption Cycle in the Core Brand Trial Brand Usage Newport Marlboro Camel Kool Salem Newport Marlboro Camel Kool Salem Source: 2010 Lorillard Adult Consumer Survey. 36 All references to consumers or smokers refer to adult consumers and adult smokers

The Brand Appears to Have Strengthened Over Time Purchase behavior if Newport is not available 2002 Consumer Study 2010 Consumer Survey 85 71 Go to another Go to another store to find store to find Newport Newport Newport Smokers Primary Brand Newport smokers in Premium Menthol Full-Flavor, Core geographies Source: 2010 Lorillard Adult Consumer Survey, 2002 Lorillard Adult Market Composition Study. All references to consumers or smokers refer to adult consumers and adult smokers 37

And as a Result, Newport Remains a Brand of Choice Among Adult Smokers Age 18-25 Newport Adult Smokers Age 18-25 Index to Total 18+ Share Source: National Survey on Drug Use and Health (NSDUH) 2002-2009 38

This Stability in a Declining Industry Should Allow Lorillard to Continue Gaining Market Share Lorillard Retail Market Share 12.9% 11.8% 11.0% 10.0% 10.4% 9.2% 9.6% 8.7% 9.0% Source: Lorillard proprietary retail database (“EXCEL”). 39

Question #1 Can we sustain our core business success? Yes...Lorillard will: Stay the course in product strategy Stay the course in messaging Stay the course in promotion strategy 40

Question #2 Can we grow beyond our current core business? 41

Companies with Sustained, Profitable Growth Lead in Their Core and Expand Selectively Percent of Public G7 Companies Considered 100% Other New-To-World Business Model Or Market Multiple Strong Cores Core Redefinition 80% Core Performance & 60% Single Strong Core Adjacency Expansion 0% Source: “Profit From the Core,” Chris Zook. 42

Cigarette and OTP Opportunities Are Most Related to Our Core 3 Steps Unrelated 2 Steps Diversification Core 1 Step Tobacco MST related Other cigarette Other CPG Full flavor adjacencies (energy drinks, sub-segments Cigars menthol cigarettes (lighters, etc.) etc.) Other OTP International 43

Close-In Cigarette Adjacencies Represent Huge Opportunity for Lorillard U.S. Cigarette Segmentation 100% Other Other 80% RJR RJR 60% Altria 40% Altria 20% 0% Non-Menthol Cigarettes Menthol Cigarettes 44 Source: Lorillard proprietary retail database (“EXCEL”).

There Is an Opportunity To Gain Share in Non-Core Geographies Premium Full-Flavor Menthol Volume Volume (Units) 2010 30B 16B All Other Brands All Other Brands Newport 74% Newport 41% Source: Lorillard proprietary retail database (“EXCEL”). 45

We Already Have a Leadership Position in Full-Flavor Menthol Outside Our Core Geographies Market Share of Premium Full-Flavor Menthol Non-Core Newport Marlboro Kool Camel Salem Source: Lorillard proprietary retail database (“EXCEL”). 46

And Our Brand Equity Is Just as Strong in Non-Core Geographies Premium Full-Flavor Menthol — Net Promoter Score Newport Driven NPS S Score By Produ Product PerformancePerforman How likely would you be to recommend this brand to someone else? Source: 2010 Lorillard Adult Consumer Survey. 4 47

However, Despite Our Product Preference and Leading Share, We Lag in Trial in the Non-Core Premium Full-Flavor Menthol, Non-Core Geographies Brand Trial Brand Usage 100% 100% 81.7 78.0 80% 72.0 69.5 80% 67.9 61.2 61.0 60% 60% 40.0 40% 40% 34.4 29.8 20% 20% 0% 0% Marlboro Kool Newport Salem Camel Marlboro Newport Camel Kool Salem Source: 2010 Lorillard Adult Consumer Survey. 48

This Is the Result of a Significantly Different Go-to-Market Strategy Core Non-Core % Volume on Buy Downs 85% 0-80% Price Gap to Leading Up to $0.70 parity Competitor higher Source: Lorillard and competitive retail market data, as of April 15, 2011. 49

Test Markets Indicate Geographic Expansion Can Be Accomplished Profitably Newport Test Market Results Wave II (2 states) +24.9 Wave I (2 states) +31.1 ptss. pts. Pre — Post — Pre — Post — 12 months 12 months 12 months 7 months Average Payback of approximately 15 months or less Source: Lorillard proprietary retail database (“EXCEL”). 50

Another Opportunity Is Improving Our Position In Non-Full Flavor Menthol Volume (Units) 2010 12B 9B 100% 80% 60% All Other Brands 40% 20% Newport 0% Non-Full-Flavor Non-Full-Flavor Premium Menthol Core Premium Menthol Non-Core Newport Share 17% (#2) 3% (#6) Source: Lorillard proprietary retail database (“EXCEL”). 51

In This Case, Our Brand Equity is Not as Strong Premium Menthol Newport NPS Scores Full-Flavor Non-Full-Flavor How likely would you be to recommend this brand to someone else? Source: 2010 Lorillard Adult Consumer Survey. 5 52

Consumer Data Suggests a Product Issue Premium Non-Full-Flavor Menthol Brand Trial Brand Usage 100% 100% 81.7 80% 73.4 80% 69.2 65.6 61.9 57.7 60% 60% 48.1 37.5 40% 40% 26.2 19.6 20% 20% 0% 0% Marlboro Newport Salem Kool Camel Marlboro Camel Newport Salem Kool Source: 2010 Lorillard Adult Consumer Survey. 53

Just One Example White Tip Newport 80% of Category There Is an Opportunity to Develop a More Widely Accepted Non-Full Flavor Product 54

There Is Also a Large Opportunity in Non-Menthol Premium Full-Flavor Non-Menthol, All States Volume (Units) 2010 47B Other Winston Camel Marlboro Source: Lorillard proprietary retail database (“EXCEL”). 55

With Price Support, Smokers Indicate a Willingness to Try Newport Percent of Smokers Very Willing to Try Newport Non-Menthol Non-Menthol Smokers 16% Trial and 5% Conversion Translates to 0.5 pts of Industry Share (1.5B units a year) Trial at Trial at Trial at Full Price $1/Pack $2/Pack Discount Discount 56 Source: 2010 Lorillard Adult Consumer Survey.

Newport Non-Menthol Is a Business Building Opportunity 57

That Takes Into Account Learnings From the Past • Builds from a position of brand strength • Makes sufficient investment for trial • Utilizes consumer feedback 58

The Newport Non-Menthol Introductory Price Is In-Line with Industry Practice 59 Source: Greensboro, NC convenience store retail display, April 15, 2011.

And, Importantly is Allowing Newport Non-Menthol to Gain Strong Trial Initial Newport Non-Menthol Monthly Retail Market Share Source: Lorillard proprietary retail database (“EXCEL”). 60

Newport Non-Menthol Source of Business Survey Gives Us Confidence in Reaching Full Price Over Time Newport Non-Menthol Source of Volume Primary Reason for Future Intent to Purchase 26% #1 — Taste 60% 74% Discount Premium #2 — Price 31% Source: Lorillard Newport Non-Menthol Source of Business Survey, February 2011 All references to consumers or smokers refer to adult consumers and adult smokers 61

More Than Two-Thirds of All Newport Non-Menthol Buyers Have Adopted the Brand as their Usual Brand Proportion of Newport Non-Menthol Adopters A total of 68% of Newport Non-Menthol purchasers are 32% adopters — claiming that Other Newport Non-Menthol is their 68% Purchasers usual brand (the one that they Adopters - currently smoke most often). smoke most often Source: Lorillard Newport Non-Menthol Source of Business Survey, April 2011 All references to consumers or smokers refer to adult consumers and adult smokers 62

Success in Discount Plays a Supporting Role and Is Another Opportunity Maverick Unit Volume Trends +31.5% +50.8% • Highly +60.5% Incremental +34.3% • Profitable • Increase Merchandising Presence 1.4B 4.6B Source: Management Science Associates, Inc. domestic shipment data. 63

Consumers Rank Maverick Highly On Key Attributes Six Most Important Decision Criteria for a Discount Brand Maverick perception Consumer Feedback vs. competition Good value for the money # 1 Offers lowest prices # 1 Strength of flavor I most like # 1 Has the best taste # 1 Tastes the same every time # 3 Always tastes fresh # 1 * Based on the e frequ frequency ency wi with th which adult smokers affirmatively described d their res r respective brands as having Source: 2010 Lorillard Adult Consumer Survey. each of the six attributes among Maverick, Basic, Doral, All references to consumers or smokers refer to adult consumers and adult smokers 64 and Pall Mall in Non-Core Newport Markets.

There Is a Lot of Room to Measurably Grow Total Discount Cigarettes Maverick 5.1% All Others 94.9% Source: Management Science Associates, Inc. domestic shipment data. 65

Further Adjacent Opportunity Exists Beyond Cigarettes U.S. Tobacco Market Value by Segment CAGR CAGR (‘05 — ‘09) (‘09 — ‘14) $120B Smoking $113.8B Tobacco 3.5% 4.6% $110B Cigars 14.6% 2.3% Smokeless Tobacco 8.3% 7.9% $100B $96.0B $90B $82.5B Cigarettes $80B 3.1% 3.2% $70B $0B 2005 2009 2014E Source: Euromonitor 66

Altria and Reynolds Have Acquired Into Cigars and Smokeless Altria Revenue* Reynolds Revenue* CAGR CAGR $15.2B $16.9B $8.5B $8.6B 100% 2.7% 100% 0.1% Wine All Other Cigars All Other Smokeless & Cigars Smokeless Smokeless & Cigars 80% 80% Cigarettes Cigarettes Cigarettes Cigarettes 0% 0% 2006 2010 2006 2010 Revenue Revenue Revenue Revenue * Excludes Excise Tax 67 Source: Company filings

Lorillard Has Outperformed Them WITHOUT Acquisitions Lorillard Revenue (Excludes Excise Tax) $3.1B $4.1B CAGR 7.3% Cigarettes Cigarettes 2006 Revenue 2010 Revenue Source: Lorillard filings 68

There Is No Immediate Need nor Strategic Imperative to Enter Cigars or MST Right Now • Cigars and MST are both attractive categories, likely requiring acquisition to enter • However, even if we did want to go forward, there are significant challenges - Valuation - Branding • Cigar and MST acquisitions are not a priority now 69

Question #2 Can we grow beyond our current core business? Yes...there are many close-in opportunities and the initiatives to take advantage of them are already underway and producing results, comprising over half of our first quarter 2011 volume growth. Geographic expansion Non-full flavor menthol Non-menthol Discount 70

Question #3 Do we have the capabilities to successfully pursue additional growth opportunities? 71

We Start with a Committed Workforce Net Promoter Score (%) Other Company Benchmark How likely would you be to recommend Lorillard as a place to work to a friend or relative? Source: 2010 Lorillard organizational survey 72

But Our Past Efforts to Grow Beyond the Core Have Been Less than Successful 1981 1998 2007 2008 1998 7 73

We are Building Several Key Capabilities To Pursue Adjacent Growth Adjacent Core Expansion Product Development Sales Execution Brand Marketing Direct Mail Regulatory Affairs 74

Building in Process where Needed, i.e., Stage & Gate New Product Process Project Concept Initiation Stage 1 Stage 2 Stage 3 Stage 4 Stage 5 Business Commercial Project Testing & & Concept & Launch Technical Technical Analysis Validation Analysis Development Gate 1 Gate Gate 3 Gate 2 4 Proof Proof Post Concept Resource of Project of Commercial Launch Approval Approval Feasibility Feasibility Evaluation 75

Hiring Key Talent Where Needed • Senior Vice President, Regulatory Compliance - Hired May 2, 2011 • Director, Product Development - Hired March 28, 2011 • Director, New Products Marketing - Hired April 18, 2011 76

Not Distracting our Current Organization Will Be a Key Priority Team 1 Team 2 Protect Responsibly And Grow Pursue Adjacent The Core Expansion 77

Once Capabilities Are in Place, Adjacency Expansion Will Be Pursued Through Rigorous Prioritization Criteria Relatedness Relatedness to the core drives success Leadership Create a path to leadership Profit Pools Target large or growing markets (attractive profit pools) Consumer Follow the consumer & leverage hidden assets Repeatable Follow a repeatable formula 78

Question #3 Do we have the capabilities to successfully pursue additional growth opportunities? Yes... and No. Organize around the work Building in process Hiring key talent Ensuring protection of the core 79

Three-Prong Strategy Going Forward - We Don’t Concede Growth in Cigarettes 80

Having a powerful vision brings strategy to life 81

Lorillard Vision 82

Lorillard Vision • Stakeholders • Compliance • Quality 83

Lorillard Vision • A Call to Action • Excellence Across the Value Chain 84

Lorillard Vision • Superior Products • Delight Our Consumers • Consistent Message 85

Lorillard Vision • Not Just FF Menthol Smokers in the Core

Lorillard Vision

In Summary 1. Lorillard has a demonstrated track record of results; protecting our strong core must be top priority 2. There are many avenues for growth for Lorillard and the most attractive are close-in 3. We have a great organization that will be able to deliver if we address the key capability gaps 88

Break 89

Ron Milstein SVP, Legal & External Affairs, General Counsel & Secretary 90

Question #4 Will the litigation or regulatory environment impact our potential? 91

Lorillard litigation 92

Lorillard Litigation • History of successfully managing tobacco litigation • Comprehensive disclosure in Lorillard’s recent forms 10-K and 10-Q • Will continue to vigorously defend in all such cases

Lorillard Litigation (cont.) • Product liability litigation - Individual - Class actions - Health-Care Reimbursement - Kent filter/worker • Other litigation - FDA conflicts of interest suit - FDA advertising suit

Individual Cases • Damages for injuries caused by smoking or exposure to ETS • Brought by smoker or family of deceased smoker (wrongful death) • Three unique types - - Traditional individual cases - Engle Progeny suits - West Virginia Mass Litigation Panel cases (“MLP”)

Individual Smoking and Health Cases Number of Individual Smoking and Health Cases Filed Against Lorillard January 1, 2002 — April 15, 2010 96

Evans v. lorillard (state court, ma)

Engle Cases • Started as class action on behalf of Florida smokers with tobacco-related illnesses • Trial ended in $145 billion punitive damages award • In 2006, Florida Supreme Court: - vacated award — decertified the class - ruled that individual class members could file suits by January 2008 97

Engle Cases (cont.) • Former class members permitted to use adverse findings from class action trial in individual cases to establish liability - How findings can be used is issue in cases - Findings of class action jury not specific as to defendant’s conduct or smoking history of individual 98

Engle Cases (cont.) • Approximately 6,400 pending cases industry wide - 4,400 Federal cases - 2,700 State cases

• 11th Circuit Court of Appeals decision (Brown) - Court held that class findings cannot relieve plaintiff’s burden of proof absent a specific showing - State courts generally disagree with Brown decision - Role of findings is constitutional issue - Appeals though FL and U.S. Supreme Court likely 99

Engle Cases (cont.) • Verdicts returned in 44 Engle cases to date industry wide - 29 verdicts for compensatory or punitive damages • Ranging from $270,000 to $244 million (punitive damages) - 15 verdicts in favor of defendants 100

Engle Cases (cont.) • Lorillard was a defendant in three Engle verdicts — one case won — two cases lost Tullo: — $225,000 in compensatory damages: — no punitive damages awarded Sulcer: - $11,250 in compensatory damages: - Lorillard may appeal loss • Four cases are scheduled for trial against Lorillard in Q2 2011 - Jury selection in one trial involving Lorillard and RJR is now being held in Duval County • Bond cap in Florida upheld by courts 101

West Virginia MLP • Consolidation of 700 individual cases in West Virginia state court • 35 cases involve claims against Lorillard • Multi-phase trial, with common issues proceeding first, then individual trials if necessary • Trial likely later this year 102

Class Actions • Brought on behalf of groups or classes of plaintiffs • Smoking-related diseases, addiction, medical monitoring, and smoking cessation • Common issues must predominate over individual issues • Two active suits - Scott — US Supreme court considering review - Brown — California class of smokers seeking refund for purchase of cigarettes; no trial date set • “Lights” Class Action Cases — Lorillard is not a defendant in these cases 103

Health Care Reimbursement • Seek recovery of health care costs for smoking-related illnesses • Brought by governmental and private plaintiffs • US Department of Justice case - Reimbursement claim rejected - Injunction in place but parties dealing with specific terms • City of St. Louis - Hospitals seeking damages for treating smokers - Verdict in favor of Lorillard returned April 29, 2011 104

Kent Filter/Worker • Allege injury from asbestos in original Kent cigarette filter - Manufactured between 1952 and 1956 - Usually involve mesothelioma - Smoking and health not an issue • Worker claims from asbestos exposure • Smoker claims - 36 pending suits • Verdicts have been returned in five cases since 1991 - Damages ranged from $17,000 to $2 million - Settlement strategy established to minimize economic loss 105

FDA • FDA conflicts of interest suit brought by Lorillard (and RJR) - Filed in March before TPSAC report - Alleges violation of FACA and APA - Injunction hearing likely in Fall, 2011 • FDA advertising suit brought by Lorillard (and RJR) in Kentucky - Challenges aspects of tobacco act’s advertising and graphic package warning requirements - Court imposed injunction against black & white only advertising restricting - Court deferred ruling on graphic warning requirements pending FDA rule (June, 2010) - Appeal of case pending 106

Regulatory Enviornment 107

Impact of FDA Regulation • Act effective in June of 2010 • Key requirements - Applications for substantial equivalence — March 2011 - Good Manufacturing Practices — compliance no earlier than June 2012 - Graphic health warnings — September 2012 • Tobacco Products Scientific Advisory Committee (TPSAC) 108

Lorillard Preparedness • Plant is getting ready • Scientific affairs expanded roles • Chief Compliance Officer started May 2nd • Consultants hired to develop overall compliance framework Many of America’s most successful companies are regulated by FDA 109

We Continue To Believe That A Menthol Ban Is Unjustifiable • The best available scientific evidence does not support an assertion that menthol in cigarettes negatively or disproportionately impacts the public health • Banning menthol would dramatically expand the cigarette “black market”, making it easier for underage kids to gain access and undermine public health goals • A menthol cigarette is just another cigarette and should be regulated no differently, in totality or for any specific demographic group 110

The Ultimate Validation Lies With The FDA Margaret Hamburg FDA Commissioner

The Company Will Use Every Avenue To Make Sure The FDA Follows The Science Lorillard Legal Science Personal Contraband Freedom Interested Media Minority Groups 112

And, per Congress, Evaluates the Unintended Consequences 72% of Current Menthol Sales Estimate based on Compass Lexecon Report Black Market will be significant Counterfeit cigarettes with unknown ingredients Self-mentholation $10 Billion Increased youth access 500,000 American jobs at risk Lost government revenue 113

Question #4 Will the litigation or regulatory environment impact our potential? No... Prepared to vigorously defend our freedom to operate Lower overall litigation profile Significant restrictions on menthol unlikely Proactively preparing for compliance 114

David Taylor EVP, Finance & Planning Chief Financial Officer

Question #5 Can We Continue To Deliver Industry Leading Returns?

Recent Results Lorillard financial performance summary 2009 2010% Change Net Sales $5,233 $5,932 +13% Operating Costs 3,692 4,207 Operating Income 1,541 1,725 +12% Taxes & Other 593 696 Net Income $948 $1,029 +8% Earnings Per Share $5.76 $6.78 +18% (Amounts in millions, except per share data) 117 Source: Lorillard filings

Recent Results Success continues into 2011 Q1 2010 Q1 2011% Change Net Sales $1,360 $1,535 +13% Operating Costs 978 1,113 Operating Income 382 421 +10% Taxes & Other 150 173 Net Income $232 $249 +7% Earnings Per Share $1.50 $1.71 +14% (Amounts in millions, except per share data) 118 Source: Lorillard filings

Industry Comparison — Volume 2005-2010 Total Domestic Cigarette Sales Volume 110 +1.2% CAGR to 100 100 Indexed 90 80 -5.1% Volume CAGR 70 60 2005 2006 2007 2008 2009 2010 Lorillard Rest of Industry Source: 2010 Management Science Associates, Inc. domestic shipment data. 119

Peer Comparison — Cigarette Profitability Adjusted Operating Profit Per 1,000 Units

Total Cash Returned to Shareholders Total Dividends and Share Repurchases as a percentage of Market Cap* * Since Lorillard separation from Loews Corp. on June 9, 2008, through March 31, 2011; market cap as of March 31, 2011 Source: Company filings.

Lorillard Has Reduced Shares Outstanding By 17% Since 2008* Total Lorillard Shares Outstanding * Since Lorillard separation from Loews Corp. on June 9, 2008; as of March 31, 2011. Source: Lorillard filings.

Core Will Continue To Be The Foundation • Stable volume with price growth provide leverage for superior income dynamics • Successful marketing and promotional strategies that were fundamental will not be abandoned • Every reason to believe that we will continue to be successful in the core

Growth Strategies Beyond Core Are Incremental • Newport Non-Menthol contributes to earnings • Geographic initiatives are self-funding and generate incremental volume • Disciplined approach to new products and markets to maintain profitability • Manufacturing capacity adequate for growth • Capital expenditures / expansion not necessary 124

Lean Cost Structure • Continued focus on tight cost controls to protect operating margins • Investments in additional capabilities not material - Headcount - Market research / product tests - $10 — 15 million • Potential capital investment required for FDA compliance unknown 125

Capital Deployment • Capital expenditure requirements expected to be modest • Acquisitions not a priority • Cash to shareholders - Dividends • Increased twice in last 12 months • Target payout ratio 70 — 75% • Dividend will increase as earnings grow - Share repurchases • $2.0 billion through 2010 • $0.3 billion in 1st Quarter 2011 • $0.3 billion remaining under existing $1 billion authorization 126

Leverage Target Not Yet Reached • Target remains ~1.5x EBITDA* • Maintain investment grade ratings - Moody’s: Baa2 - S&P: BBB- - Preserve access to capital markets • Maintain flexibility • Reduce cost of capital * Total Debt to Earnings Before Interest, Taxes, Depreciation & Amortization

Top Tobacco Industry Performer Revenue Growth 7.0% #1 EPS Growth 9.2% #1 Dividend Growth* 14.8% #1 Market Share Growth +3.1 pts. #1 * Since Lorillard separation from Loews Corp. on June 9, 2008; through March 31, 2011. Source: Company filings.

Also a Top Consumer Goods Company Revenue Growth 7.0% 5.9% EPS Growth 9.2% 7.7% Dividend Growth** 14.8% 10.1% * CPG Median reflects the median of the 36 companies included in the S&P Consumer Staples Index. ** Since Lorillard separation from Loews Corp. on June 9, 2008; through March 31, 2011. Source: Lorillard filings, FactSet.

Question #5 Can We Continue To Deliver Industry Leading Returns? Yes — Operating and financial strategies are designed to continue this trend High operating leverage from organic growth Lean cost structure Further financial leverage Cash returns to shareholders

Strategic Plan Summary 1. Priority #1 — To Protect & Grow the Core 2. Build Out Process & Capabilities 3. Pursue Close-in Adjacencies — “Cigarettes First” 4. Vigorously Defend Our Freedom to Operate 5. Organic Growth & Leading Cost Structure Leads to Superior Financial Performance 6. Emphasis on Returning Cash to Shareholders

Lorillard Vision

Appendix A Regulation G Reconciliations Reconciliation of Net Income to EBITDA ($ in millions) Period Ending 2006 2007 2008 2009 2010 Net Income $826 $898 $887 $948 $1,029 Add: Income Taxes 518 485 547 571 606 Other (Income) Expense, net (103) (109) (19) 22 90 Operating Income $1,241 $1,274 $1,415 $1,541 $1,725 Depreciation & Amortization 47 40 32 32 35 EBITDA $1,288 $1,314 $1,447 $1,573 $1,760 Reconciliation of Operating Income to Adjusted Operating Income ($ in millions) Year Ending December 31, 2005 2006 2007 2008 2009 2010 Operating Income $1,084 $1,241 $1,274 $1,415 $1,541 $1,725 Sales organization restructuring charge 20 Pretax charge for litigation 66 Separation related expenses 18 Adjusted Operating Income $1,084 $1,261 $1,340 $1,433 $1,541 $1,725